UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report December 15, 2008

(Date of earliest event reported)

Commission File Number 0-16211

DENTSPLY INTERNATIONAL INC

(Exact name of registrant as specified in its charter)

Delaware	39-1434669
(State of Incorporation)	(IRS Employer Identification No.)

221 West Philadelphia Street,

York, Pennsylvania	17405-0872
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:

(717) 845-7511

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

_____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The following information is furnished pursuant to Item 5.02 (c) related to the appointment of certain new officers.

On December 15, 2008, the Company announced Mr. Christopher Clark as President and Chief Operating Officer and Mr. James Mosch as Executive Vice President. The announcement related to these appointments is attached hereto as Exhibit 99.1 and is hereby incorporated by reference. The terms of Mr. Clark’s and Mr. Mosch’s employment agreement with the Company are hereby incorporated by reference to Exhibit 10.07 and 10.10, respectively, of the Company’s 2007 10-K filed on February 25, 2008.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

99.1 The announcement related to the appointment of Mr. Christopher Clark to President and Chief Operating Officer and Mr. James Mosch as Executive Vice President released on December 15, 2008 as referenced in Item 5.02.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENTSPLY INTERNATIONAL INC

(Company)

/s/	Brian M. Addison

Brian M. Addison

Vice President, Secretary and

General Counsel

Date: December 15, 2008